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                           AVIATION DISTRIBUTORS, INC.

                        AMENDMENT TO EMPLOYMENT AGREEMENT

     THIS AMENDMENT to the Employment Agreement dated July 16, 1997 (the "Employment Agreement") by and between MARK W. ASHTON, a married man residing at 23015 Cecilia, Mission Viejo, California 92691 ("ASHTON"), and AVIATION DISTRIBUTORS, INC., a Delaware corporation with offices at One Wrigley Drive, Irvine, California 92618 ("ADI") is made as of this 13th day of November, 1997 for the purpose of setting forth the agreement of the parties with respect to certain amended terms of the Employment Agreement as follow:

     1. The parties agree to amend Section 1.1 of the Employment Agreement to read in full as follows: "Executive shall be employed by the Company in a capacity as the Board of Directors may determine which is reasonable given his employment experience and education, which may change from time to time, in furtherance of the Company's business."

     2. At the request of the Board of Directors of ADI, and acting in the best interests of ADI and in the furtherance of the business of ADI, ASHTON hereby resigns as the Vice President-Finance, Chief Financial Officer, and a member of the Board of Directors of ADI, and ADI hereby accepts such
resignation.   ASHTON's status as an employee of ADI remains unchanged, and his resignation does not prejudice any rights under the Employment Agreement.

     3. The parties acknowledge that ASHTON has been placed on a paid leave of absence by ADI and agree that the paid leave of absence will continue until December 31, 1997 or the completion of an audit of ADI's financial statement for the nine months ended September 30, 1997, whichever is later. ASHTON will remain an employee in good standing of ADI during the leave of absence, and the leave of absence will not prejudice any rights under the Employment Agreement.

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     IN WITNESS WHEREOF, the parties have executed this Amendment to the
Employment Agreement at Irvine, California on the date first written above.

AVIATION DISTRIBUTORS, INC.


By: /s/ Bruce H. Haglund
   ------------------------------
   Bruce H. Haglund,
   Secretary



/s/ MARK W. ASHTON
-------------------------------
MARK W. ASHTON